                           SUN PAGING COMMUNICATIONS
                         UNAUDITED FINANCIAL STATEMENTS
                               DECEMBER 31, 1995

    BASIS OF PRESENTATION: The accompanying unaudited consolidated financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

                           SUN PAGING COMMUNICATIONS
                               (A JOINT VENTURE)

                                 BALANCE SHEET
                                     ASSETS

                                                                                                     DECEMBER 31,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Current assets
  Cash.............................................................................................  $     163,705
  Trade accounts receivable, net...................................................................        215,102
  Inventory........................................................................................        547,869
  Prepaid expenses.................................................................................         40,898
                                                                                                     -------------
    Total current assets...........................................................................        967,574
Property and equipment:
  Building and leasehold improvements..............................................................         44,131
  Equipment and furnishings........................................................................       --
  Paging equipment.................................................................................      1,968,893
                                                                                                     -------------
                                                                                                         2,013,024
  Less accumulated depreciation and amortization...................................................     (1,713,224)
                                                                                                     -------------
    Net property and equipment.....................................................................        299,800
Licenses and goodwill, net.........................................................................        498,617
                                                                                                     -------------
                                                                                                     $   1,765,991
                                                                                                     -------------
                                                                                                     -------------
                                         LIABILITIES AND PARTNERS' EQUITY
Current liabilities:
  Trade accounts payable...........................................................................  $      44,360
  Other accrued expenses...........................................................................          7,956
  Deferred revenue.................................................................................        184,884
  Customer deposits................................................................................         87,805
                                                                                                     -------------
    Total current liabilities......................................................................        325,005
  Partners' equity.................................................................................      1,440,986
                                                                                                     -------------
                                                                                                     $   1,765,991
                                                                                                     -------------
                                                                                                     -------------

                           SUN PAGING COMMUNICATIONS
                               (A JOINT VENTURE)

                            STATEMENT OF OPERATIONS

                                                                                                      YEAR ENDED
                                                                                                     DECEMBER 31,
                                                                                                         1995
                                                                                                     -------------
                                                                                                      (UNAUDITED)
Revenues:..........................................................................................  $   1,761,164
Operating expenses:
  Cost of service..................................................................................        731,319
  Sales and marketing..............................................................................        260,107
  General and administrative.......................................................................        842,068
  Depreciation and amortization....................................................................        424,967
                                                                                                     -------------
    Total operating expenses.......................................................................      2,258,461
Other income.......................................................................................         13,525
                                                                                                     -------------
    Net loss.......................................................................................  $    (483,772)
                                                                                                     -------------
                                                                                                     -------------

                           SUN PAGING COMMUNICATIONS
                               (A JOINT VENTURE)

                         STATEMENT OF PARTNERS' EQUITY

                          YEAR ENDED DECEMBER 31, 1995

                                                                                                         TOTAL
                                                                                                     -------------
Balance at December 31, 1994.......................................................................  $   1,674,758
Capital contributions (unaudited)..................................................................        250,000
Net loss (unaudited)...............................................................................       (483,772)
                                                                                                     -------------
Balance at December 31, 1995 (unaudited)...........................................................  $   1,440,986
                                                                                                     -------------
                                                                                                     -------------

                           SUN PAGING COMMUNICATIONS
                               (A JOINT VENTURE)

                            STATEMENT OF CASH FLOWS

                                                                                                       YEAR ENDED
                                                                                                      DECEMBER 31,
                                                                                                          1995
                                                                                                      ------------
                                                                                                      (UNAUDITED)
Cash flows from operating activities:
  Net loss..........................................................................................   $ (483,772)
  Adjustments to reconcile net loss to net cash used in operating activities:
    Depreciation and amortization...................................................................      424,967
    Increase in accounts receivable.................................................................     (181,644)
    Increase in inventory...........................................................................     (547,869)
    Decrease in prepaid expenses....................................................................        5,208
    Decrease in trade accounts payable..............................................................     (140,386)
    Decrease in other accrued expenses..............................................................      (61,676)
    Increase in deferred revenue....................................................................      135,788
    Increase in customer deposits...................................................................        3,309
                                                                                                      ------------
      Net cash used in operating activities.........................................................     (846,075)
Cash flows from investing activities:
  Disposition of property and equipment, net........................................................      657,197
Cash flows from financing activities:
  Capital contributions in cash.....................................................................      250,000
                                                                                                      ------------
      Net increase in cash..........................................................................       61,122
Cash at beginning of period.........................................................................      102,583
                                                                                                      ------------
Cash at end of period...............................................................................   $  163,705
                                                                                                      ------------
                                                                                                      ------------